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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 22, 2007

                       Oracle Healthcare Acquisition Corp.
             (Exact name of registrant as specified in its charter)

           Delaware                     000-51785             26-0126028
(State or other jurisdiction of     (Commission File       (I.R.S. Employer
        incorporation)                   Number)         Identification No.)

                          200 Greenwich Ave., 3rd Floor
                          Greenwich, Connecticut 06830
                    (Address of principal executive offices)

                                 (203) 862-7900
                         (Registrant's telephone number,
                              including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

On October 22, 2007, Oracle Healthcare Acquisition Corp. issued the press release attached hereto as Exhibit 99.1

Item 9.01.  Financial Statements and Exhibits

     (d) Exhibits
         --------

Exhibit No.         Description:
-----------         ------------

Exhibit 99.1 Press Release, dated October 22, 2007, issued by Oracle Healthcare Acquisition Corp.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ORACLE HEALTHCARE ACQUISITION
                                        CORP.

                                   By:  /s/ Joel D. Liffman
                                        ----------------------------------------
                                        Joel D. Liffmann
                                        President and Chief Operating Officer
Date: October 22, 2007


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